Exhibit

ULTRA PROFESSIONAL LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Ultra Professional Limited

We have audited the accompanying balance sheet of Ultra Professional Limited as of September 30, 2009 and the related statements of operations, cash flows and stockholder’s equity for the period from January 2, 2009 (Inception) to September 30, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2009 and the results of operations and cash flows for the period from January 2, 2009 (Inception) to September 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ ZYCPA Company Limited

ZYCPA Company Limited
Certified Public Accountants

Hong Kong, China
November 19, 2009

ULTRA PROFESSIONAL LIMITED
BALANCE SHEET
AS OF SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

September 30, 2009

ASSETS
Current assets:
Cash and cash equivalents	$1,001
Accounts receivable, trade	57,692

Total current assets	58,693

Non-current assets:
Plant and equipment, net	1,018

TOTAL ASSETS	$59,711

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$34,872
Income tax payable	3,148
Amount due to a director	6,203

Total current liabilities	44,223

Commitments and contingencies

Stockholder’s equity:
Common stock, $1 par value; 50,000 shares authorized; 100 shares issued and outstanding as of September 30, 2009	100
Retained earnings	15,388

Total stockholder’s equity	15,488

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$59,711

See accompanying notes to financial statements.

ULTRA PROFESSIONAL LIMITED
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

Period from January 2, 2009 (Inception) to September 30, 2009

Revenues, net	$57,692

Cost of revenue	17,949

Gross profit	39,743

Operating expenses:
Selling, general and administrative	21,206

INCOME BEFORE INCOME TAXES	18,537

Income tax expense	(3,149)

NET INCOME	$15,388

See accompanying notes to financial statements.

ULTRA PROFESSIONAL LIMITED
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

Period from January 2, 2009 (Inception) to September 30, 2009

Cash flows from operating activities:
Net income	$15,388
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	28
Changes in operating assets and liabilities:
Accounts receivable	(57,692)
Accounts payable and accrued liabilities	34,872
Income tax payable	3,148
Amount due to a director	6,203

Net cash provided by operating activities	1,947

Cash flows from investing activities:
Purchase of plant and equipment	(1,046)

Net cash used in investing activities	(1,046)

Cash flows from financing activities:
Issuance of common stock	100

Net cash provided by financing activities	100

NET CHANGE IN CASH AND CASH EQUIVALENTS	1,001

BEGINNING OF PERIOD	-

END OF PERIOD	$1,001

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-
Cash paid for interest	$-

See accompanying notes to financial statements.

ULTRA PROFESSIONAL LIMITED
STATEMENT OF STOCKHOLDER’S EQUITY
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock			Total stockholder’s
	No. of share	Amount	Retained earnings	equity

Common stock sold for cash at inception, January 2, 2009	1	$1	$-	$1

Issuance of additional common stock	99	99	-	99
Net income for the period	-	-	15,388	15,388

Balance as of September 30, 2009	100	$100	$15,388	$15,488

See accompanying notes to financial statements

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

1.           ORGANIZATION AND BUSINESS BACKGROUND

Ultra Professional Limited (the “Company”) was incorporated in the British Virgin Islands as a BVI Business Company under the BVI Business Companies Act, 2004, on January 2, 2009. The major shareholder is Mr. Kwong-Lim Liang as the founders of the Company.

The Company is primarily engaged in the provision of advertising consultation service in Hong Kong and the People’s Republic of China and commences its operation since July 2009.

Its principal place of address is Room 901, Haleson Building, 1 Jubilee Street, Central, Hong Kong.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

●	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable. The Company determines the allowance based on historical write-off experience of the Company. The Company reviews its allowance for doubtful accounts on a regular basis. All other balances are reviewed on a specific basis based on the aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

As of September 30, 2009, the Company did not record any amount of the allowance for doubtful accounts.

●	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Office equipment	5 years

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

Depreciation expense for the period from January 2, 2009 (Inception) to September 30, 2009 was $28.

●	Impairment of long-life assets

Long-lived assets primarily include plant and equipment and intangible assets. In accordance with the provisions of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets” (ASC 360-10-5), the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of September 30, 2009.

●	Revenue recognition

In accordance with ASC Topic 605, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured.

The Company derives its revenue from the provision of advertising consultation service, based upon the customers’ specification. The service contracts are billed either on a fixed-fee basis or on a time-and-material basis. Generally, the Company recognizes revenue as services are performed and accepted by the customer.

●	Cost of revenue

Cost of revenue includes subcontracting fee, printing and material costs that are attributable to the rendering the service to the customers.

●	Advertising expense

Advertising costs are expensed as incurred under ASC Topic 720-35, “Advertising Costs”. The Company incurred no such cost during the period from January 2, 2009 (Inception) to September 30, 2009.

●	Income taxes

The Company adopts ASC Topic 740, “Income Taxes” regarding accounting for uncertainty in income taxes prescribes the recognition threshold and measurement attributes for financial statement recognition and measurement of tax positions taken or expected to be taken on a tax return. In addition, the guidance requires the determination of whether the benefits of tax positions will be more likely than not sustained upon audit based upon the technical merits of the tax position. For tax positions that are determined to be more likely than not sustained upon audit, a company recognizes the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement in the financial statements. For tax positions that are not determined to be more likely than not sustained upon audit, a company does not recognize any portion of the benefit in the financial statements. The guidance provides for de-recognition, classification, penalties and interest, accounting in interim periods and disclosure.

For the period from January 2, 2009 (Inception) to September 30, 2009, the Company did not have any interest and penalties associated with tax positions. As of September 30, 2009, the Company did not have any significant unrecognized uncertain tax positions.

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

The Company conducts major businesses in Hong Kong and is subject to tax in its own jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollars ("US$"). The Company maintains its books and records in its local currency, Hong Kong dollars ("HK$"), which is functional currency as being the primary currency of the economic environment in which the entity operates. The Company adopts ASC Topic 830-30, “Translation of Financial Statement”, to translate the financial statement into US$ from HK$, using the exchange rate on the balance sheet date as to assets and liabilities. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity. For the period from January 2, 2009 (Inception) to September 30, 2009, the impact of foreign currencies translation is insignificant and no comprehensive income or loss is recorded.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment in Hong Kong.

●	Fair value measurement

ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10") establishes a new framework for measuring fair value and expands related disclosures. Broadly, ASC 820-10 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820-10 establishes a three-level valuation hierarchy based upon observable and non-observable inputs. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For financial assets and liabilities, fair value is the price the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

●	Financial instruments

Cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, income tax payable and amount due to a director, are carried at cost which approximates fair value. Any changes in fair value of assets or liabilities carried at fair value are recognized in other comprehensive income for each period.

●	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2009, Accounting Standards Codification (“ASC”) became the source of authoritative U.S. GAAP recognized by the Financial Accounting Standards Board (“FASB”) for nongovernmental entities, except for certain FASB Statements not yet incorporated into ASC. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative U.S. GAAP for registrants. The discussion below includes the applicable ASC reference.

The Company adopted ASC Topic 810-10, “Consolidation” (formerly SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51”) effective January 2, 2009. ASC Topic 810-10 changes the manner of presentation and related disclosures for the noncontrolling interest in a subsidiary (formerly referred to as a minority interest) and for the deconsolidation of a subsidiary. The adoption of these sections did not have a material impact on the Company’s financial statements.

ASC Topic 815-10, “Derivatives and Hedging” (formerly SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”) was adopted by the Company effective January 2, 2009. The guidance under ASC Topic 815-10 changes the manner of presentation and related disclosures of the fair values of derivative instruments and their gains and losses.

In April 2009, the FASB issued an update to ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”) (formerly FASB Staff Position No. SFAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”). The standard provides additional guidance on estimating fair value in accordance with ASC 820-10 when the volume and level of transaction activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability have significantly decreased and includes guidance on identifying circumstances that indicate if a transaction is not orderly. The Company adopted this pronouncement effective April 1, 2009 with no impact on its financial statements.

In April 2009, the FASB issued FSP SFAS No. 107-1, “Disclosures about Fair Value of Financial Instruments” (“ASC 825-10”). ASC 825-10 requires fair value of financial instruments disclosure for interim reporting periods of publicly traded companies as well as in annual financial statements. ASC 825-10 is effective for interim periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009. There was no material impact to the Company’s financial statements as a result of the adoption of ASC 825-10.

In April 2009, the FASB issued FSP APB No. 28-1, “Interim Financial Reporting” (“ASC 825-10”). ASC 825-10 requires the fair value of financial instruments disclosure in summarized financial information at interim reporting periods. ASC 825-10 is effective for interim periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009. There was no material impact to the Company’s financial statements as a result of the adoption of ASC 825-10.

The Company adopted, ASC Topic 855-10, “Subsequent Events” (formerly SFAS 165, “Subsequent Events”) effective April 1, 2009. This pronouncement changes the general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

In June 2009, the FASB finalized SFAS No. 167, “Amending FASB interpretation No. 46(R)”, which was included in ASC Topic 810-10-05 “Variable Interest Entities”. The provisions of ASC Topic 810-10-05 amend the definition of the primary beneficiary of a variable interest entity and will require the Company to make an assessment each reporting period of its variable interests. The provisions of this pronouncement are effective January 1, 2010. The Company is evaluating the impact of the statement on its financial statements.

In July 2009, the FASB issued SFAS No. 168, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 codified all previously issued accounting pronouncements, eliminating the prior hierarchy of accounting literature, in a single source for authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. SFAS 168, now ASC Topic 105-10 “Generally Accepted Accounting Principles”, is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this pronouncement did not have an effect on the Company’s financial statements.

In August 2009, the FASB issued an update of ASC Topic 820, “Measuring Liabilities at Fair Value”. The new guidance provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using prescribed techniques. The Company adopted the new guidance in the third quarter of 2009 and it did not materially affect the Company’s financial position and results of operations.

In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (a consensus of the FASB Emerging Issues Task Force)” which amends ASC 605-25, “Revenue Recognition: Multiple-Element Arrangements.” ASU No. 2009-13 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how to allocate consideration to each unit of accounting in the arrangement. This ASU replaces all references to fair value as the measurement criteria with the term selling price and establishes a hierarchy for determining the selling price of a deliverable. ASU No. 2009-13 also eliminates the use of the residual value method for determining the allocation of arrangement consideration. Additionally, ASU No. 2009-13 requires expanded disclosures. This ASU will become effective for us for revenue arrangements entered into or materially modified on or after April 1, 2011. Earlier application is permitted with required transition disclosures based on the period of adoption. The Company is currently evaluating the application date and the impact of this standard on its financial statements.

3.	ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no allowance for doubtful accounts is required for the period from January 2, 2009 (Inception) to September 30, 2009.

4.	AMOUNT DUE TO A DIRECTOR

As of September 30, 2009, amount due to a director, Mr. Kwong-Lim Liang represented temporary advances, which were unsecured, interest free and repayable on demand. The imputed interest on this amount is not significant.

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

5.	STOCKHOLDER’S EQUITY

At the date of inception on January 2, 2009, the Company’s authorized capital consisted of 50,000 shares of capital stock.

As of September 30, 2009, the number of authorized and outstanding shares of the Company’s common stock was 50,000 shares and 100 shares, respectively.

6.	INCOME TAXES

The Company is subject to the Hong Kong Profits Tax Laws at the statutory rate of 16.5% on the assessable income for the periods presented.

For the period from January 2, 2009 (Inception) to September 30, 2009, the Company generated an operating income of $18,537 for income tax purposes. A reconciliation of income before income taxes to the effective income tax rate as follows:

Period from January 2, 2009 (Inception) to September 30, 2009

Income before income taxes	$18,537
Statutory income tax rate	16.5%
Income tax expense at statutory tax rate	3,059

Non-deductible items	90

Income tax expense	$3,149

No provision for deferred tax assets or liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amounts.

7.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)         Major customers

For the period from January 2, 2009 (Inception) to September 30, 2009, the customer who accounts for 10% or more of the Company’s revenues is presented as follows:

	Period ended September 30, 2009		September 30, 2009
	Revenues	Percentage of revenues	Trade accounts receivable

Customer A	$32,051	56%	$32,051
Customer B	25,641	44%	25,641

Total:	$57,692	100%	$57,692

ULTRA PROFESSIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 2, 2009 (INCEPTION) TO SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

 (b)      Major vendors

For the period from January 2, 2009 (Inception) to September 30, 2009, one vendor represented more than 10% of the Company’s purchases.

(c)       Credit risk

No financial instruments that potentially subject the Company to significant concentrations of credit risk. Concentrations of credit risk are limited due to the Company’s large number of transactions are on the cash basis.

8.	COMMITMENTS AND CONTINGENCIES

The Company currently does not have any formal rent agreements on office premises and pays the rent expense at a fixed sum on a monthly basis. The Company incurred rent expense of $1,269 for the period from January 2, 2009 (Inception) to September 30, 2009.

9.	SIGNIFICANT EVENT

On September 29, 2009, the Company entered into a Share Exchange Agreement (the "Agreement") with Asia Global Holdings Corp., a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “AAGH” among the stockholder of the Company and AAGH. Pursuant to the Agreement, the stockholders of the Company transferred 100% of capital stock in the Company to AAGH in exchange for 100,000,000 shares of the Company’s common stock, thus causing the Company to become a subsidiary of AAGH. The closing of the Agreement is subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and AAGH.

10.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through November 19, 2009, the date the financial statements were issued, and there were no subsequent events which impacted the Company’s financial position or results of operations as of September 30, 2009 or which required disclosure.